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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


Date of report (Date of earliest event reported):       10/27/00
                                                 -------------------------



                          AFTERMARKET TECHNOLOGY CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   0-21803                   95-4486486
--------------------------------  ------------------      ---------------------
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
 Incorporation or Organization)     File Number)            Identification No.)



 ONE OAK HILL CENTER - SUITE 400, WESTMONT, IL                   60559
----------------------------------------------             ---------------------
    (Address of Principal Executive Offices)                   (Zip Code)



Registrant's Telephone Number, Including Area Code:        (630) 455-6000
                                                    ----------------------------



                                      NONE
                                     ------
             (Former name or address, if changed since last report)


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




                          AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Aftermarket Technology Corp. (the "Company") filed a current report on Form 8-K dated October 27, 2000 (the "Current Report") pertaining to the sale of all the outstanding capital stock of its ATC Distribution Group Inc. (the "Distribution Group") subsidiary to ATCDG Acquisition Corp., Inc. ("Buyer"), an indirect wholly owned subsidiary of Aceomatic-Recon Holdings Corporation, which is an affiliate of The Riverside Company. At the time of the filing of the Current Report, it was impractical for the Company to provide pro forma financial information to reflect the sale of the Distribution Group. Pursuant to the instructions for Item 7 of the Form 8-K, the Company hereby amends Item 7 of the Current Report to include the previously omitted information as follows:

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

            (b)      PRO FORMA FINANCIAL INFORMATION.

                     1) Unaudited proforma consolidated balance sheet at September 30, 2000.

                     2) Unaudited proforma consolidated statement of income for the nine months ended September 30, 2000.

                     3) Unaudited proforma consolidated statement of income for the year ended December 31, 1999.

                          AFTERMARKET TECHNOLOGY CORP.

                                   SIGNATURES


                       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AFTERMARKET TECHNOLOGY CORP.

Dated:  January 10, 2001

                                       By:            /s/ Barry C. Kohn
                                          --------------------------------------
                                          Barry C. Kohn, Chief Financial Officer

                          AFTERMARKET TECHNOLOGY CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                 (In thousands, except share and per share data)




                                                                                                 Pro Forma
                                                                     Historical                  Adjustments              Pro Forma
                                                                     ----------                  -----------               --------
ASSETS
Current Assets:
   Cash and cash equivalents                                                $ 4,007                                         $ 4,007
   Accounts receivable, net                                                  55,161                                          55,161
   Inventories                                                               37,716                                          37,716
   Prepaid and other assets                                                   4,179                                           4,179
   Refundable income taxes                                                    3,438                                           3,438
   Deferred income taxes                                                     58,370                                          58,370
   Assets of discontinued operations held for sale, net                      48,130                     (57,042) (1)
                                                                                                         14,914  (2)          6,002

                                                        --------------------------------------------------------         -----------
Total current assets                                                        211,001                     (42,128)            168,873

Property, plant and equipment, net                                           42,829                                          42,829

Debt issuance costs, net                                                      4,497                                           4,497
Cost in excess of net assets acquired, net                                  176,204                                         176,204
Other assets                                                                    265                      10,294  (3)         10,559
Assets of discontinued operations held for sale, net                         16,903                     (12,905) (1)          3,998


                                                        --------------------------------------------------------         -----------
Total assets                                                              $ 451,699                   $ (44,739)          $ 406,960
                                                        ========================================================         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                                                        $ 40,045                                        $ 40,045
   Accrued expenses                                                          25,617                        (133) (4)         25,484
   Bank line of credit                                                        1,278                                           1,278
   Credit facility                                                           25,840                                          25,840
   Amounts due to acquired companies                                          2,647                                           2,647
   Liabilities of discontinued operations                                         -                      14,914  (2)         14,914

                                                        --------------------------------------------------------         -----------

Total current liabilities                                                    95,427                      14,781             110,208

12% Series B and D Senior Subordinated Notes                                111,078                                         111,078
Amount drawn on credit facility, less current portion                       152,199                     (59,946) (4)         92,253
Amounts due to acquired companies, less current portion                       6,802                                           6,802
Deferred compensation                                                         3,067                                           3,067
Other long-term liabilities                                                     507                                             507
Deferred income taxes                                                        10,291                                          10,291

Stockholders' equity:
     Preferred stock, $.01 par value; shares
     authorized - 2,000,000; none issued                                          -                                               -
     Common stock, $.01 par value; shares authorized
     - 30,000,000 Issued - 20,911,510 and 20,612,764
     (including shares held in teasury)                                         209                                             209
     Additional paid-in capital                                             136,480                                         136,480
     Accumulated (deficit) earnings                                         (61,358)                                        (61,358)
     Accumulated other comprehensive loss                                    (1,009)                        426  (1)           (583)
     Common stock held in treasury, at cost (172,000
     shares)                                                                 (1,994)                                         (1,994)

                                                       --------------------------------------------------------          ----------
Total stockholders' equity                                                   72,328                         426              72,754

                                                       --------------------------------------------------------          ----------
Total liabilities and stockholders' equity                                $ 451,699                   $ (44,739)          $ 406,960
                                                       ========================================================          ==========

    SEE ACCOMPANYING NOTES.            3

                          Aftermarket Technology Corp.
             Notes to Unaudited Pro Forma Consolidated Balance Sheet


The accompanying unaudited pro forma consolidated balance sheet reflects the sale of the Distribution Group as if it had occurred on September 30, 2000. The adjustments reflect the sale as follows:

(1) Gives effect to the elimination of the book value of the net assets of the Distribution Group that were sold.

(2) Adjustment gives effect to the reclassification of estimated remaining obligations and accrued losses and other costs related to discontinued operations which were previously netted against Assets of discontinued operations held for sale, net.

(3) Adjustment gives effect to the non-cash proceeds received from the sale of the Distribution Group, comprised of Series B preferred stock of Buyer valued by the Company at $1.9 million (stated value of $8.7 million net of a valuation allowance of $6.8 million) and an 18% senior subordinated promissory note of the Buyer with a principal amount of $10.1 million and a discounted value of $8.4 million.

(4) Adjustment gives effect to the application of the $60.1 million cash proceeds from the sale of the Distribution Group to (i) repay $40.0 million of principal and $0.1 million of accrued interest under the term loan portion of the Company's senior credit facility and (ii) use $20.0 million of cash proceeds to repay a portion of the balance outstanding under the revolving loan portion of the Company's senior credit facility and to pay current and future fees and expenses associated with the transaction.

                 AFTERMARKET TECHNOLOGY CORP.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
            (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              Continuing           Pro Forma
                                                             Operations (1)       Adjustments                        Pro Forma
                                                             --------------       -----------                        ---------

Net sales                                                     $ 250,745          $         -                        $ 250,745
Cost of sales                                                   162,665                    -                          162,665
                                             -------------------------------------------------         -----------------------
Gross profit                                                     88,080                    -                           88,080

Selling, general and
     administrative expense                                      34,981                    -                           34,981
Amortization of intangible assets                                 3,769                    -                            3,769
                                             -------------------------------------------------         -----------------------

Income from operations                                           49,330                    -                           49,330

Other income (expense), net                                         (22)               1,078     (2)                    1,056
Interest expense                                                 17,773                  538     (3)
                                                                                         758     (4)                   19,069
                                             -------------------------------------------------         -----------------------


Income before income taxes                                       31,535                (218)                           31,317

Income tax expense                                               12,047                 (83)    (5)                    11,964
                                             -------------------------------------------------         -----------------------


Income from continuing operations                              $ 19,488              $ (135)                          $ 19,353
                                             =================================================         =======================



Per common share - basic:
     Income from continuing operations                           $ 0.94              $    -                           $   0.94
                                             =================================================         =======================


Weighted average number of common
     shares outstanding                                          20,634                20,634                          20,634
                                             =================================================         =======================




Per common share - diluted:
     Income from continuing operations                           $ 0.92               $ (0.01)                         $ 0.91
                                             =================================================         =======================


Weighted average number of common and
     common equivalent shares outstanding                        21,243                21,243                          21,243
                                             =================================================         =======================

    SEE ACCOMPANYING NOTES.            5

                          Aftermarket Technology Corp.
          Notes to Unaudited Pro Forma Consolidated Statement of Income


The accompanying unaudited pro forma consolidated statement of income reflects the sale of the Distribution Group as if it had occurred on January 1, 2000. The adjustments reflect this activity as follows:

(1) During 2000, the Company adopted a plan to discontinue the Independent Aftermarket segment of its business, which contains the Distribution Group and its remanufactured engines business. This column is presented after the discontinued operations accounting treatment to remove the Independent Aftermarket from income from continuing operations for the nine months ended September 30, 2000.

(2) As part of the sale of the Distribution Group the Company received from the Buyer an 18% senior subordinated promissory note in the principal amount of $10.1 million, discounted to a present value of $8.4 million. The adjustment reflects recognition of the related interest income.

(3) Adjustment to reflect the increase in interest expense resulting from the actual total consideration received from the sale of the Distribution Group of $71.7 million, as compared to the interest expense previously allocated to discontinued operations, which was based upon estimated total consideration of $80.0 million.

(4) Adjustment to reflect the increase in interest expense resulting from the actual cash proceeds received from the sale of the Distribution Group of $60.1 million, as compared to the interest expense previously allocated to discontinued operations, which was based upon total consideration of $71.7 million.

(5) Adjustment to reflect the income tax expense resulting from the pro forma adjustments at an effective tax rate of 38.1%.

                 AFTERMARKET TECHNOLOGY CORP.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
             FOR THE YEAR ENDED DECEMBER 31, 1999
            (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            Removal of
                                                            Discontinued        Pro Forma
                                          Historical (1)    Operations (2)      Adjustments         Pro Forma
                                          --------------    --------------      -----------         ---------

Net sales                                 $ 564,965       $ (236,941)                               $ 328,024
Cost of sales                               384,250         (168,033)                                 216,217
Special charges                               4,895           (4,782)                                     113
                                         ----------------------------------------------------   -------------

Gross profit                                175,820          (64,126)                    -            111,694

Selling, general and
     administrative expense                 122,078          (75,052)                                  47,026
Amortization of intangible assets             7,420           (2,355)                                   5,065
Special charges                               8,868           (5,004)                                   3,864
                                         ----------------------------------------------------   -------------



Income from operations                       37,454           18,285                     -             55,739

Other income (expense), net                     393              (70)                1,471   (3)        1,794
Interest expense                             26,895           (4,121)                  919   (4)       23,693

                                         ----------------------------------------------------   -------------



Income before income taxes                   10,952           22,336                   552             33,840

Income tax expense                            4,145            8,086                   200   (5)       12,431
                                         ----------------------------------------------------   -------------


Income from continuing operations           $ 6,807         $ 14,250               $   352          $  21,409
                                         ====================================================   =============



Per common share - basic:
     Income from continuing operations      $  0.33         $   0.70               $  0.02          $    1.05
                                         ====================================================   =============


Weighted average number of common
     shares outstanding                      20,325           20,325                20,325             20,325
                                         ====================================================   =============




Per common share - diluted:
     Income from continuing operations      $  0.32         $   0.67               $  0.02          $    1.01
                                         ====================================================   =============


Weighted average number of common and
     common equivalent shares outstanding    21,164           21,164                21,164             21,164
                                         ====================================================   =============




    SEE ACCOPANYING NOTES.             7

                          Aftermarket Technology Corp.
          Notes to Unaudited Pro Forma Consolidated Statement of Income


The accompanying unaudited pro forma consolidated statement of income reflects the discontinuance of the Independent Aftermarket segment of the Company's business. In addition it reflects the sale of the Distribution Group as if it had occurred on January 1, 1999. The adjustments reflect this activity as follows:


(1) Certain prior-year amounts have been reclassified to conform to the 2000 presentation.

(2) During 2000, the Company adopted a plan to discontinue the Independent Aftermarket segment of its business, which contains the Distribution Group and its remanufactured engines business. The adjustments reflect the discontinued operations accounting treatment to remove the Independent Aftermarket from income from continuing operations for the year ended December 31, 1999.

(3) As part of the sale of the Distribution Group the Company received from the Buyer an 18% senior subordinated promissory note in the principal amount of $10.1 million, discounted to a present value of $8.4 million. The adjustment reflects recognition of the related interest income.

(4) Adjustment to reflect the increase in interest expense resulting from the actual cash proceeds received from the sale of the Distribution Group of $60.1 million, as compared to the interest expense previously allocated to discontinued operations, which was based upon total consideration of $71.7 million.

(5) Adjustment to reflect the income tax expense resulting from the pro forma adjustments at an effective tax rate of 36.2 %.




                                       8